SOUTHEASTERN REALTY GROUP, INC.

AGREEMENT TO BUY AND SELL REAL ESTATE
(FOR GENERAL USE AND LOTS/ACREAGE)

1.     PARTIES: This legally binding Agreement into on June 15, 2005 between, Buyer(s), Tidelands Banks (hereinafter called “BUYER”), and Seller(s), Frank W. Brumley, Patrick W. McKinney, Michael C. Robinson, Milton E. Morgan (hereinafter called “SELLER”). The property shall be deeded in the name(s) of TBD .

2.     PROPERTY TO BE SOLD: Subject to terms and conditions herein, Seller agrees to sell and Buyer agrees to buy the following described property with improvements and fixtures thereon:

          Lot____                         Block_____                Section _____               Subdivision ____

Address 840 Lowcountry Blvd.

Tax Map # 514-00-00-100                        City Mt. Pleasant                        Zip 29464

County of Charleston               , State of South Carolina.

3.     PURCHASE PRICE shall be $ One Million Three Hundred Thousand , (1,300.000.00) dollars.

4.     METHOD OF PAYMENT: Purchase price shall be paid as follows: [X] Cash; or [ ] Subject to Financing. Financing to be obtained by [ ] Conventional [ ] Seller [ ] VA [ ] FHA [ ] Other terms: N/A

5.     EARNEST MONEY: This offer is accompanied by an earnest money deposit of $25,000.00 . Buyer and Seller authorize Brumley, Meyer and Kapp , as Escrow Agent, to hold and disburse earnest money according to the terms of this agreement. Earnest money paid by [ ] Cash, [X] Check, or [ ] Other. Broker does not guarantee payment of a check or checks accepted as earnest money. All escrow money received shall be deposited as required by South Carolina Law and South Carolina Real Estate Commission Rules and Regulations. At the consummation of this sale, the earnest money deposit shall be credited to the Buyer.

THE PARTIES UNDERSTAND THAT, UNDER ALL CIRCUMSTANCES, INCLUDING DEFAULT, THE BROKER HOLDING THE EARNEST MONEY DEPOSIT WILL NOT DISBURSE IT TO EITHER PARTY UNTIL BOTH PARTIES HAVE EXECUTED AN AGREEMENT AUTHORIZING THE DISBURSEMENT OR UNTIL A COURT OF COMPETENT JURISDICTION HAS DIRECTED A DISBURSEMENT.

6.     LOAN PROCESSING AND APPLICATION. Intentionally Deleted.

7.     WELL, SEPTIC TANK, SEWER AVAILABILITY: It shall be the responsibility of the Buyer to obtain approval from the South Carolina Department of Health and Environmental Control or other proper South Carolina authority prior to closing in the event a well and/or septic tank is needed to be placed on the property.

In the event that the Buyer applies for well or septic tank approval and DHEC or other property authority denies approval or issues a preliminary opinion showing that the property is not suitable for the installation of a well and/or a conventional septic system suitable for the Buyer’s intended home or other structure, then in such event, the Buyer may elect to rescind this Agreement and receive a refund of the earnest money deposit. If the property is capable of being connected to a water and/or sewerage line maintained by a private or public utility for a normal tap fee and at a cost to complete tap not to exceed $N/A , then in such event, the Buyer shall contract such authority to obtain confirmation that the subject property is properly tapped for water and sewer system or may be tapped into the water and sewerage system.

Seller represents that the property is connected to [X] public sewer system or to [ ] septic tank or to [ ] public water or to [ ] well system or to [ ] other ______________________

     [        ] BUYER   [        ] BUYER   [        ] SELLER   [        ] SELLER HAVE READ THIS PAGE

8.     SURVEY. Intentionally deleted.

9.     CONVEYANCE SHALL BE MADE: Conveyance shall be made subject to all easements as well as covenants of record (provided they do not make the title unmarketable) and to all governmental statutes, ordinances, rules and regulations. Seller agrees to convey by marketable title and deliver a proper general warranty deed, if applicable free of encumbrances, except as herein stated. Seller agrees to pay all statutory deed recording fees. The deed shall be delivered at the stipulated place of closing, and transaction closed on or before October 20, 2005, no later than 9:00 p.m. Time is of the essence. Seller and Buyer authorize their respective attorneys and the settlement agent to furnish to Listing Broker and Selling Broker copies of the final HUD-1 settlement statement for the transaction for their review prior to closing.

10.     POSSESSION: Possession of said property will be given to Buyer on the day of closing. Seller agrees to deliver property free of debris and in a clean condition. Possession by Buyer before closing or by Seller after closing shall be subject to the terms and conditions of a separate agreement to be executed prior to closing or occupancy.

11.     CONDITION OF PROPERTY: The Seller shall not remove any timber, dirt, minerals or otherwise affect the condition of the property after the signing of this Agreement. All timber, dirt, minerals, etc., shall remain with the property and be a part of the property and be transferred to the Buyer. The Seller shall not bring any trash, refuse, debris, medical or hazardous waste, or other improper materials upon the property. In the event any condemnation proceeding is brought by any governmental authority, agency, utility, etc., prior to the closing, then the Buyer may elect to rescind the agreement.

EXPIRATION OF OFFER: The offer from Buyer shall be withdrawn at 5:00 o’clock pM on June 17, 2005 unless countered or accepted by Seller in written form prior to such time. Time is of the essence.

12.     SPECIAL STIPULATIONS/CONTINGENCIES: The following stipulations concerning zoning, restrictions, and easements affecting desired use, drainage, hazardous waste, availability of water and sewer, soil test, wetlands study, subordination, lot releases, etc. should be included here. If conflicting with printed matter, the following stipulations shall control: (See addendum if applicable) See Addendum_______________________________________________________________________________________________
Contingencies:____________________________________________________________________________________________________________________________

13.     ADJUSTMENTS: Taxes, water, all sewer assessments, sewer charges, fuel oil, rents as when collected, insurance premiums, if applicable, and other assessments including homeowner’s association fees, shall be adjusted as of the date of closing. Tax prorations pursuant to this Agreement are to be based on the tax information available on the date of closing, and are to be prorated on that basis. BUYER IS TO BE RESPONSIBLE FOR APPLYING FOR ANY APPLICABLE TAX EXEMPTIONS. Property taxes and rent, as well as other expenses and income of the property, if applicable, shall be apportioned to the date of closing. Annual expenses or income shall be apportioned using 365 days. Monthly property expenses or income shall be apportioned by the number of days in month of closing. Proration at closing shall be final.

14.     NON-RESIDENT TAX: Seller covenants and agrees to comply with the provisions of South Carolina Code Section 12-8-580 (as amended) regarding withholding requirements of sellers who are not residents of South Carolina as defined in the said statute.

15.     ROLLBACK TAXES – Intentionally deleted.

     [        ] BUYER   [        ] BUYER   [        ] SELLER   [        ] SELLER HAVE READ THIS PAGE

16.     RISK OF LOSS OR DAMAGE: In case the property herein referred to is destroyed wholly or partially by fire or other casualty prior to delivery of deed, Buyer or Seller shall have the option for ten (10) days thereafter of proceeding hereunder, or of terminating this Agreement.

17.     DEFAULT: If Buyer or Seller fails to perform any covenant of this Agreement, the other may elect to seek any remedy provided by law, including but not limited to attorney fees and actual costs incurred (as defined in paragraph 19), or terminate this Agreement with a five day written notice. If terminated, both parties shall execute a written release of the other from this contract and both shall agree to hold the Escrow Agent harmless. If either Buyer or Seller refuses to execute lease, Escrow Agent will hold the earnest money in trust until said release are executed or until a court of competent jurisdiction dictates legal disposition.

18.     ACTUAL COST INCURRED – Intentionally deleted.

19.     SURVEY, TITLE EXAMINATION, AND INSURANCE: The listing and Cooperating Broker(s) and their Agent(s) recommend that Buyer have a survey of the subject property made, have examination as to the title to the property, obtain owner’s title insurance, and that Buyer obtain appropriate hazard insurance coverage effective with the time of closing. All hazard insurance to be canceled and new policies furnished by Buyer at closing unless otherwise stipulated in this Agreement. Flood insurance, if required by Lender at Buyer’s option, shall be assigned to Buyer with permission of carrier, and premium prorate to date of closing.

20.     APPRAISED VALUE — Intentionally deleted.

21.     SPECIAL STUDIES AREA, WETLANDS, AND ENVIRONMENTAL PROTECTION MATTERS: Intentionally deleted.

22.     COASTAL TIDELANDS & WETLANDS ACT:Intentionally deleted.

23.     DISCLAIMER BY BROKERS AND AGENTS: The parties acknowledge that the Listing and Cooperating Broker(s) and their Agent(s): (1) Give no guaranty or warranty of any kind, express or implied, as to the physical condition of the property or as to condition of or existence of improvement services or systems, thereto, included but not limited to terminate damage, roof, basement, appliances, heating and air conditioning systems, plumbing, sewage, electric systems, and to the structure; (2) Give no warranty, express or implied, as to the merchantability or fitness for a particular purpose as to the property or such improvements thereto and any implied warranty hereby disclaimed; (3) Give no warranty as to title; (4) Give no guaranty on warranty concerning (a) any certification or inspection concerning the condition of the property, (b) any matters which would be reflected by current survey of the property, and (c) the accuracy of the published square footage of the property; (5) Buyer acknowledges that Seller and Seller’s agents have not made any oral or written commitments to Buyer regarding (a) projected income or economical benefit for Buyer from rentals; (b) rental arrangements except that Buyer may rent the unit if Buyer so desires or (c) other economic benefits to the Buyer.

24.     MEDIATION CAUSE – Intentionally deleted.

25.     ENTIRE BINDING AGREEMENT: This written instrument, including the additional terms and conditions set forth on any documents intended by the parties to be included, expresses the entire agreement and all promises, covenants, and warranties between the Buyer and Seller. It can be changed only by a subsequently written instrument signed by both parties. Both Buyer and Seller hereby acknowledge that they have not received or relied upon any statements or representations by either Broker or their agents which are not expressly stipulated herein. The benefits and obligations shall inure to and bind the parties hereto and their heirs, assigns, successors, executors, or administrators. Whenever used, singular includes plural, and use of any ender shall include all.

     [        ] BUYER   [        ] BUYER   [        ] SELLER   [        ] SELLER HAVE READ THIS PAGE

26.     SURVIVAL: If any provision herein contained which by its nature and effect is required to be observed, kept or performed after the closing, it shall survive the closing and remain binding upon and for the benefit of the parties hereto until fully observed, kept or performed.

27.     FACSIMILE AND OTHER ELECTRONIC MEANS: The parties agree that the offer, any counteroffer and/or acceptance of any offer or counteroffer may be communicated by use of a fax or other secure electronic means, including but not limited to electronic mail and the internet, and the signatures, initials and handwritten or typewritten modifications to any of the foregoing shall be deemed to be valid and bonding upon the parties as if the original signatures, initials and handwritten or typewritten modifications were present on the documents in the handwriting of each party.

28.     EXTENSION AGREEMENT: If the transaction has not closed within the stipulated time limit because a contingency has not been satisfied through no fault of either party, then both parties agree to extend this agreement for a period not to exceed Fifteen (15) consecutive days from the original closing date. Closing shall occur within this time extension, but in no event shall closing occur later than the above extension date. Time is of the essence.

29.     CONTINGENCIES: These stipulations shall preempt printed matter herein: (attach and reference addendum if necessary)

     [        ] BUYER   [        ] BUYER   [        ] SELLER   [        ] SELLER HAVE READ THIS PAGE

THIS IS A LEGALLY BINDING AGREEMENT. BOTH BUYER AND SELLER SHALL SEEK FURTHER ASSISTANCE IF THE CONTENTS ARE NOT UNDERSTOOD. BOTH BUYER AND SELLER ACKNOWLEDGE RECEIPT OR A COPY OF THIS AGREEMENT. BOTH BUYER AND SELLER ACKNOWLEDGE RECEIVING, READING, AND UNDERSTANDING THE SOUTH CAROLINA REAL ESTATE COMMISSION’S AGENCY DISCLOSURE FORM.

IN WITNESS WHEREOF, this Agreement has been duly executed by the parties.

BUYER:__________________________________________  DATE:______________________________  TIME: _____________________________

WITNESS:________________________________________  DATE:______________________________  TIME: _____________________________

BUYER:__________________________________________  DATE:______________________________  TIME: _____________________________

WITNESS:________________________________________  DATE:______________________________  TIME: _____________________________

SELLER: _________________________________________  DATE:______________________________  TIME: _____________________________

WITNESS:________________________________________  DATE:______________________________  TIME: _____________________________

SELLER: _________________________________________  DATE:______________________________  TIME: _____________________________

WITNESS:________________________________________  DATE:______________________________  TIME: _____________________________

LISTING AGENT AND COMPANY
________________________________________________________________________________________________________________________

SELLING AGENT AND COMPANY
________________________________________________________________________________________________________________________

SELLING AGENT IS PRESENTING THIS OFFER AS A [ ] BUYER'S AGENT OR [ ] SUBAGENT OF THE SELLER. ESCROW AGENT
ACKNOWLEDGEMENT ______________________________________________________________________________________________________

The foregoing form is available for use by the entire real estate industry. The use of the form is not intended to identify the user as a REALTOR®. REALTOR® is the registered collective membership mark which may be used only by real estate licensees who are members of the NATIONAL ASSOCIATION OF REALTORS® and who subscribe to its Code of Ethics. Expressly prohibited is the duplication or reproduction of such form or the use of the name “South Carolina Association of REALTORS®” in connection with any written form the prior written consent of the South Carolina Association of REALTORS®. The foregoing form may not be edited, revised or changed without the prior written consent of the South Carolina Association of REALTORS®.

©2005 South Carolina Association of REALTORS®. 1/05